SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 24, 2003

                               Aphton Corporation
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             (Exact name of registrant as specified in its charter)



     Delaware                 0-19122                        95-3640931
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 (State or Other            (Commission                 (I.R.S. Employer
 Jurisdiction of            File Number)              Identification Number)
 Incorporation)

             80 S.W. Eighth Street, Suite 2160, Miami, Florida 33130
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               (Address of principal executive offices) (zip code)

                                 (305) 374-7338
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On February 24, 2003, Aphton Corporation (the "Company") announced that the Company sold 500,000 shares of registered common stock from its shelf registration statement on Form S-3 at $2.96 per share (the average of the closing bid prices of the common stock for the five days preceding pricing) for gross proceeds of $1,480,000, and 150,000 unregistered warrants in a private placement at $0.125 per warrant for gross proceeds of $18,750. Each warrant has registration rights and entitles the holder thereof to purchase a share of the Company's common stock at a price of $2.96 per share (the average of the closing bid prices of the common stock for the five days preceding pricing) for the next five years. The purchaser is a private equity fund located in New York.

     The proceeds of the financing will be used for general corporate purposes, including to fund the Company's on-going clinical trials and operations.

     A registration statement relating to the common stock has been filed with and declared effective by the Securities and Exchange Commission. The warrants have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an exemption from the registration requirements.

     This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state.

     Aphton Corporation is a biopharmaceutical company developing products using its innovative targeted immunotherapy technology for neutralizing hormones that participate in gastrointestinal system and reproductive system cancer and non-cancer diseases. Aphton has strategic alliances with Aventis Pasteur for treating gastrointestinal system and other cancers with G17DT in North America and Europe; GlaxoSmithKline for reproductive system cancer and non-cancer diseases worldwide; and others.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     (c) Exhibits.

         99.1  Engagement   Letter,   dated  February  20,  2003,  among  Aphton
               Corporation, Wharton Capital Partners, Ltd. and Wharton Capital Markets, LLC.

         99.2 Stock Purchase Agreement, dated February 21, 2003, between Aphton Corporation and Mainfield Enterprises Inc.

         99.3  Text of Press Release of the Company dated February 24, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             APHTON CORPORATION
                             (Registrant)

                             By: /s/ Frederick W. Jacobs
                                ------------------------------------
                                Name:  Frederick W. Jacobs
                                Title: Vice President, Chief Financial Officer,
                                          Treasurer and Chief Accounting Officer


Dated: February 24, 2003